UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 26, 2020

NUTANIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37883	27-0989767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Technology Drive, Suite 150
San Jose, California 95110
(Address of principal executive offices, including zip code)

(408) 216-8360
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000025 par value per share	NTNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 to Current Report on Form 8-K (this “Form 8-K/A”) amends the Current Reports on Form 8-K (together, the “Original Form 8-Ks”) of Nutanix, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the "SEC") (i) on August 27, 2020, which reported the appointment of David Humphrey and Max de Groen as directors of the Company (collectively, the “Director Appointments”), subject to and upon the closing (the “Closing”) of the transactions contemplated by an investment agreement, by and between the Company and BCPE Nucleon (DE) SPV, LP (“Bain”), relating to the issuance and sale to Bain of $750,000,000 in an initial aggregate principal amount of the Company’s 2.50% Convertible Senior Notes due 2026; and (ii) on September 24, 2020, which reported that the Director Appointments became effective upon the Closing on September 24, 2020. Committee assignments for Messrs. Humphrey and de Groen had not been determined at the time of filing of the Original Form 8-Ks.
Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Form 8-K/A is being filed solely to provide information called for in Item 5.02(d)(3) of Form 8-K that had not been determined at the time of filing of the Original Form 8-Ks.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 15, 2020, the Board of Directors (the "Board") of the Company appointed, effective immediately, (i) David Humphrey to its Nominating and Corporate Governance Committee and (ii) Max de Groen to its Audit Committee and Compensation Committee. The Board affirmatively determined that Messrs. Humphrey and de Groen meet all applicable requirements to serve on each such committee, including without limitation Nasdaq Listing Standards and the rules and regulations under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTANIX, INC.

Date: December 21, 2020	By:	/s/ Duston M. Williams
Duston M. Williams
Chief Financial Officer
(Principal Financial Officer)